Subsequent Events (Tables)	9 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
Schedule of Unrealized Gains and Losses on Investments in Equity Securities

Unrealized losses on investment, related party were $1.9 million and $6.2 million, respectively, for the three and nine months ended September 30, 2023. There were no unrealized gains and losses for the three and nine months ended September 30, 2022.

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2023	2022	2023	2022

Net losses recognized during the period on equity securities	$(2,212)	$-	$(6,635)	$-
Less: Net realized losses on equity securities sold	345	-	420	-
Unrealized losses recognized during the reporting period on equity securities still held at the reporting date	$(1,867)	$-	$(6,215)	$-